UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 17, 2011

NEW DRAGON ASIA CORP.
(Exact name of registrant as specified in charter)

Florida	001-15046	88-0404114
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 Huangcheng Road (N), Longku, Shandong Province, PRC    265701
(Address Of Principal Executive Offices) (Zip Code)

(011-86) 535-8951-567
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 17, 2011, New Dragon Asia Corp. (the “Company”) engaged Parker Randall CF (H.K.) CPA Limited (“Parker Randall”) as its new principal independent accountants, effective immediately. The decision to engage Parker Randall as the Company's principal independent accountants was approved by the Audit Committee of the Company on March 17, 2011. During the period from December 26, 2008 through December 25, 2010, and through the date of Parker Randall’s engagement, the Company did not consult with Parker Randall regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW DRAGON ASIA CORP.

	By:	/s/ Li Xia Wang
	Name:	Li Xia Wang
	Title:	Chief Executive Officer
Dated: March 18, 2011